Exhibit 99.1

Sierra, MCC and MDLY amend MERGER Agreements WHICH WOULD CREATE LEADING INTERNALLY MANAGED BDC WITH enhanced scale, diversified credit investment platform and $4.7 billion in assets under management

Transactions Unanimously Approved by Sierra, MCC and MDLY Special Committees and Boards of Directors

NEW YORK (July 29, 2019) – Sierra Income Corporation (“Sierra” or the “Company”), Medley Capital Corporation (NYSE: MCC, “MCC”) (TASE: MCC), and Medley Management Inc. (NYSE: MDLY, “MDLY” or “Medley”) today announced that they have entered into definitive amended agreements under which MCC will merge with and into Sierra and Sierra will simultaneously acquire MDLY and its existing asset management business, which will operate as a wholly owned subsidiary of the Company. Following the closing of the transactions, in which Sierra will be the surviving entity, the Company will be operated as an internally managed business development company (“BDC”). Based upon the recommendation of each of their respective special committees of independent directors, the Boards of Directors of Sierra, MCC and MDLY unanimously approved the transactions.

Transaction Highlights:

●	The Combined Company[1] will have approximately $4.7 billion of assets under management, including $1.8 billion of internally managed assets;[2]

●	Upon closing, the Combined Company will have enhanced scale and is expected to be the third largest internally managed BDC and the 13th largest publicly traded BDC by assets;

●	The transaction is expected to be accretive to net investment income (“NII”) per share for both Sierra and MCC; and

●	The transaction is expected to increase share trading liquidity for stockholders of Sierra, MCC and MDLY.

Upon closing, the Combined Company will be led by MDLY’s senior leadership team and the investment management team will remain in place. The Combined Company Board will initially consist of four independent directors and one interested director. The four independent directors will consist of the three current independent directors of Sierra and one independent director from MCC to be chosen prior to closing by Sierra’s special committee.3

“We believe the amended proposed mergers are in the best interests of the stockholders of each entity,” said Brook Taube, CEO of Medley. “The Combined Company will have a broadened BDC platform, increased operational efficiencies, a stronger balance sheet and improved portfolio diversification. In addition, MDLY’s asset management business is expected to add to Sierra’s NII and net asset value over time.”

Terms of the Transactions

MCC stockholders will receive 0.66x to 0.68x shares of Sierra Common Stock for each share of MCC Common Stock; the actual exchange ratio will be determined prior to closing and will be subject to adjustment for certain potential costs associated with the transactions. In addition, upon closing, the eligible class members will participate pro rata in a settlement fund consisting of $17 million of cash and $30 million of Sierra common stock.4

[1]	The Combined Company refers to the surviving entity following the merger of MCC with and into Sierra and the merger of MDLY with and into Sierra Management, Inc., a wholly owned subsidiary of Sierra. All of the financial metrics described herein assume that both mergers are consummated. However, as the merger of Sierra and MDLY is not contingent upon the closing of the merger of Sierra and MCC, the surviving entity at the closing of the transaction could be Sierra, operated as an internally managed BDC, with MDLY and its existing asset management business operated as its wholly owned subsidiary. In that event, MCC could, among other outcomes, pursue a strategic transaction with another entity or continue to be managed by MCC Advisors LLC for the near or long term. All of these scenarios, among others, will be described in the amendment to the Joint Proxy Statement/Prospectus of Sierra, MCC and MDLY.

[2]	Estimates of the Combined Company’s post-merger financial position are based on the publicly reported financial information of Sierra, MCC and MDLY as of March 31, 2019.
[3]	The independent directors of Sierra will also have the option to elect in their sole discretion an additional independent director who will be selected by the independent directors of Sierra.
[4]	The $30 million of Sierra common stock is to be calculated based on the pro forma net asset value to be reported in the amendment to the Joint Proxy Statement/Prospectus disclosing the amendment to the MCC merger agreement. The stipulation of settlement, which will be filed with the Delaware Chancery Court, provides for release of all claims that were or could have been asserted in the action captioned as In re Medley Capital Corporation Stockholder Litigation, C.A. No. 2019-0100-KSJM.

MDLY Class A stockholders, other than Medley LLC Unitholders, will receive 0.2668 shares of Sierra Common Stock for each Medley Class A share and $2.96 per share of cash consideration.

Medley LLC Unitholders have agreed to convert their units into MDLY Class A Common Stock immediately prior to closing, and will receive 0.2072 shares of Sierra Common Stock for each MDLY Class A share and $2.66 per share of cash consideration. As part of the transaction, Medley LLC Unitholders have agreed to forgo all payments that would be due to them under the existing Tax Receivable Agreement with Medley for the benefit of the Combined Company. Additionally, Medley LLC Unitholders will roll over 100% of their after-tax equity value into the Combined Company, which will be subject to a 12-month lock-up period, further aligning management’s interests with stockholders.

At close, current Sierra stockholders will continue to own shares of Sierra Common Stock. As a condition to closing the transactions, Sierra’s common stock will be listed to trade on the New York Stock Exchange and the Tel Aviv Stock Exchange.5 There are no expected changes to the current distribution policies of the respective entities prior to the closing of the transactions. It is anticipated that the Combined Company will continue with Sierra’s current distribution policy after the close of the transactions.

The mergers are subject to approval by Sierra, MCC and MDLY stockholders, regulatory approval, other customary closing conditions and third party consents. The Sierra-MCC merger requires court approval of the stipulation of settlement. The transactions are expected to close in the fourth quarter of 2019.

The Sierra-MCC merger agreement provides for a 60-day “go-shop” period, during which MCC’s special committee and advisors may actively solicit alternative proposals and enter into negotiations with other parties. During this period, MCC will have the right to terminate the merger agreement to enter into a superior proposal. There can be no assurance this 60-day “go-shop” period will result in a superior proposal.

Transaction Advisors

●	The Special Committee of Sierra’s Board of Directors is served by financial advisor Broadhaven Capital Partners, LLC and legal counsel Sullivan & Worcester LLP

●	The Special Committee of MCC’s Board of Directors is served by financial advisor Sandler O’Neill + Partners, L.P. and legal counsel Kramer Levin Naftalis & Frankel LLP

●	The Special Committee of MDLY’s Board of Directors is served by financial advisor Barclays Capital Inc. and legal counsel Potter Anderson & Corroon LLP

●	Medley Management Inc. is served by financial advisor Goldman Sachs & Co. LLC and legal counsel Eversheds Sutherland (US) LLP

ABOUT SIERRA INCOME CORPORATION

Sierra is a non-traded BDC that invests primarily in first lien senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt of middle market companies in a broad range of industries with annual revenue between $50 million and $1 billion. Sierra’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. Sierra is externally managed by SIC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Sierra at www.sierraincomecorp.com.

ABOUT MEDLEY CAPITAL CORPORATION

MCC is a closed-end, externally managed BDC that trades on the New York Stock Exchange (NYSE: MCC) and the Tel Aviv Stock Exchange (TASE: MCC). MCC’s investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. MCC’s portfolio generally consists of senior secured first lien loans and senior secured second lien loans. MCC is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit MCC at www.medleycapitalcorp.com.

[5]	Listing on the Tel Aviv Stock Exchange will only be necessary if the merger of Sierra and MCC is consummated, and is therefore not a condition to closing of the merger of Sierra and MDLY.

ABOUT MEDLEY MANAGEMENT INC.

Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley’s national direct origination franchise is a premier provider of capital to the middle market in the U.S. Medley has $4.7 billion of assets under management in two BDCs, MCC (NYSE: MCC) (TASE: MCC) and Sierra, a credit interval fund, Sierra Total Return Fund (NASDAQ: SRNTX), and several private investment vehicles. Over the past 17 years, Medley has provided capital to over 400 companies across 35 industries in North America.6

Medley LLC, the operating company of Medley Management Inc., has outstanding bonds which trade on the NYSE under the symbols (NYSE: MDLX) and (NYSE: MDLQ). MCC is dual-listed on the New York Stock Exchange (NYSE: MCC) and the Tel Aviv Stock Exchange (TASE: MCC) and has outstanding bonds which trade on both the New York Stock Exchange under the symbols (NYSE: MCV), (NYSE: MCX) and the Tel Aviv Stock Exchange under the symbol (TASE: MCC.B1).

Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions. Such forward-looking statements reflect current views with respect to future events and financial performance, and each of Sierra, MCC and MDLY may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for Sierra, MCC, and MDLY stockholders and will be accretive to net investment income for both Sierra and MCC, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in each of Sierra’s, MCC’s and MDLY’s filings with the Securities and Exchange Commission (the “SEC”), and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, MCC, and MDLY, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of MCC and MDLY to prevent any material adverse effect relating thereto, certain required approvals of the SEC (including necessary exemptive relief to consummate the merger transactions), court approval of a stipulation of settlement, the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated; (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof; (iii) the results of the go-shop process that will be conducted by MCC’s special committee; and (iv) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to Sierra, MCC and MDLY include, but are not limited to, (i) the costs and expenses that Sierra, MCC and MDLY have, and may incur, in connection with the proposed transactions (whether or not they are consummated); (ii) the impact that any litigation relating to the proposed transactions may have on any of Sierra, MCC and MDLY; (iii) that projections with respect to distributions may prove to be incorrect; (iv) Sierra’s ability to invest its portfolio of cash in a timely manner following the closing of the proposed transactions; (v) the market performance of the combined portfolio; (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of MDLY to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than MCC and MDLY prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of the MCC’s or MDLY’s common stock. There can be no assurance of the level of any distributions to be paid, if any, following consummation of the proposed transactions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that will be included in the Amended Joint Proxy Statement/Prospectus (as defined below) relating to the proposed transactions, and in the “Risk Factors” sections of each of Sierra’s, MCC’s and MDLY’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this press release represent Sierra’s, MCC’s and MDLY’s views as of the date of hereof. Sierra, MCC and MDLY anticipate that subsequent events and developments will cause their views to change. However, while they may elect to update these forward-looking statements at some point in the future, none of Sierra, MCC or MDLY have the current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Sierra’s, MCC’s or MDLY’s views as of any date subsequent to the date of this material.

[6]	Medley Management Inc. is the parent company of Medley LLC and several registered investment advisers (collectively, “Medley”). Assets under management refers to assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of March 31, 2019.

Additional Information and Where to Find It

In connection with the proposed transactions, Sierra intends to file with the SEC and mail to its stockholders an amendment to the Registration Statement on Form N-14 that will include a proxy statement and that also will constitute a prospectus of Sierra, and MCC and MDLY intend to file with the SEC and mail to their respective stockholders an amendment to the proxy statement on Schedule 14A (the “Joint Proxy Statement/Prospectus” and, as amended, the “Amended Joint Proxy Statement/Prospectus). The Joint Proxy Statement/Prospectus, as applicable, was first mailed or otherwise delivered to stockholders of Sierra, MCC, and MDLY on or about December 21, 2018. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS THE AMENDED JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, OR ANY SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Sierra, MCC, and MDLY, free of charge, from the SEC’s website (www.sec.gov) and from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and stockholders may also obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Sierra, MCC, or MDLY by contacting Sam Anderson, Medley’s Investor Relations contact, at 212-759-0777.

Participants in the Solicitation

Sierra, MCC, and MDLY and their respective directors, executive officers, other members of their management and certain employees of Medley LLC may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information regarding Sierra’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “Sierra 2019 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on May 9, 2019 (the “MCC 2019 Proxy Statement”). Information regarding MDLY’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “MDLY 2019 Proxy Statement”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2019 Proxy Statement, the MCC 2019 Proxy Statement, and the MDLY 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Relations Contact:
Sam Anderson
Head of Capital Markets & Risk Management
Medley Management Inc.
212-759-0777

Media Contacts:
Jonathan Gasthalter/Nathaniel Garnick
Gasthalter & Co.
212-257-4170

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